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                                U.S Equity Fund

                                 ANNUAL REPORT

                                October 31, 1997

                        THE WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1997

   Shares                                                                Value
 ----------                                                            ---------

                  COMMON STOCKS (98.1%)

                  AEROSPACE/DEFENSE (3.6%)
    21,028        Boeing Co. .................................        $1,006,716
    30,000        Rockwell Intl. Corp. .......................         1,470,000
                                                                      ----------
                                                                       2,476,716
                                                                      ----------
                  APPLIANCES (3.3%) ..........................
    50,000        Sunbeam Corp., Inc. ........................         2,265,625
                                                                      ----------
                  AUTOMOTIVE (0.3%)
    10,000        Meritor Automotive, Inc. ...................           223,125
                                                                      ----------
                  BANKING (1.8%)
    19,000        SunTrust Banks, Inc. .......................         1,231,438
                                                                      ----------
                  CHEMICALS (2.1%)
    11,000        FMC Corp.* .................................           888,937
    13,000        Praxair, Inc. ..............................           566,313
                                                                      ----------
                                                                       1,455,250
                                                                      ----------
                  COMPUTER RELATED (9.4%)
    38,000        3Com Corp.* ................................         1,575,812
    20,000        Cisco Systems, Inc.* .......................         1,640,625
    20,000        International Business
                    Machines Corp. ...........................         1,961,250
    38,000        Stratus Computer, Inc.* ....................         1,344,250
                                                                      ----------
                                                                       6,521,937
                                                                      ----------
                  COMPUTER SERVICES (3.6%)
    19,000        Automatic Data Processing, Inc. ............           971,375
    20,500        Computer Associates
                    International, Inc. ......................         1,528,531
                                                                      ----------
                                                                       2,499,906
                                                                      ----------
                  COMPUTER SOFTWARE (6.5%)
    46,500        Bay Networks, Inc.* ........................         1,470,563
    42,750        Cadence Design
                    Systems, Inc.* ...........................         2,276,437
    20,000        Electronic Data
                    Systems Corp. ............................           773,750
                                                                      ----------
                                                                       4,520,750
                                                                      ----------
                  COSMETICS & TOILETRIES (1.6%)
    17,000        Avon Products, Inc. ........................         1,113,500
                                                                      ----------
                  ELECTRICAL EQUIPMENT (2.0%)
    21,000        General Electric Co. .......................         1,355,813
                                                                      ----------
                  ELECTRIC POWER (0.8%)
    17,000        DTE Energy Co. .............................           522,750
                                                                      ----------
                  EXPLORATION/DRILLING (3.6%)
    54,000        Union Pacific Resources
                    Group, Inc. ..............................         1,329,750
    28,000        Noble Affiliates, Inc. .....................         1,149,750
                                                                      ----------
                                                                       2,479,500
                                                                      ----------
                  FINANCIAL SERVICES (4.4%)
    36,000        Fannie Mae .................................         1,743,750
    21,000        PMI Group, Inc. (The) ......................         1,269,187
                                                                      ----------
                                                                       3,012,937
                                                                      ----------
                  FOOD & BEVERAGES (6.9%)
    39,000        Heinz (H.J.) Co. ...........................         1,811,062
    38,000        PepsiCo, Inc. ..............................         1,398,875
    33,000        Quaker Oats Co. ............................         1,579,875
                                                                      ----------
                                                                       4,789,812
                                                                      ----------
                  INSURANCE (1.9%)
    35,000        Everest Reinsurance
                    Holdings., Inc. ..........................         1,316,875
                                                                      ----------
                  MACHINERY/EQUIPMENT (3.8%)
    25,200        Deere & Co. ................................         1,326,150
    24,000        Sundstrand Corp. ...........................         1,305,000
                                                                      ----------
                                                                       2,631,150
                                                                      ----------
                  MEDIA (4.1%)
    50,000        Cox Communications, Inc.* ..................         1,537,500
    22,000        Time Warner, Inc. ..........................         1,269,125
                                                                      ----------
                                                                       2,806,625
                                                                      ----------
                  MEDICAL SUPPLIES & SERVICES (6.6%)
    32,000        Bausch & Lomb, Inc. ........................         1,256,000
    20,000        Baxter International, Inc. .................           925,000
    30,000        Beckman Instruments, Inc. ..................         1,181,250
    28,000        Medtronic, Inc. ............................         1,218,000
                                                                      ----------
                                                                       4,580,250
                                                                      ----------
                  NATURAL GAS (3.4%)
    10,000        Consolidated Natural
                    Gas Co. ..................................           540,625
    53,000        MCN Energy Group, Inc. .....................         1,835,125
                                                                      ----------
                                                                       2,375,750
                                                                      ----------

                       THE WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                           October 31, 1997 (continued)

   Shares                                                                Value
 ----------                                                            ---------

                  OIL (6.1%)
    12,000        Amoco Corp. ................................        $1,100,250
    34,000        Halliburton Co. ............................         2,027,250
    14,600        Mobil Corp. ................................         1,063,063
                                                                      ----------
                                                                       4,190,563
                                                                      ----------
                  PAPER/FOREST PRODUCTS (3.3%)
    23,000        Bowater, Inc. ..............................           961,688
    13,000        Consolidated Papers, Inc. ..................           675,187
    20,000        Willamette Industries, Inc. ................           661,250
                                                                      ----------
                                                                       2,298,125
                                                                      ----------
                  PHARMACEUTICALS (2.7%)
    28,000        Lilly (Eli) & Co. ..........................         1,872,500
                                                                      ----------
                  REAL ESTATE (1.5%)
    45,000        Security Capital
                    Pacific Trust* ...........................         1,006,875
                                                                      ----------
                  RECREATION (1.7%)
    14,000        Walt Disney Co. (The) ......................         1,151,500
                                                                      ----------
                  RESTAURANT/LODGING (2.0%)
    40,000        Hilton Hotels Corp. ........................         1,232,500
     3,800        Tricon Global
                    Restaurants, Inc.* .......................           115,188
                                                                      ----------
                                                                       1,347,688
                                                                      ----------
                  RETAIL (8 0%)
    50,000        Borders Group, Inc.* .......................         1,296,875
    47,000        Costco Companies, Inc.* ....................         1,803,625
    25,000        Lowe's Companies, Inc. .....................         1,040,625
    41,000        Toys "R" Us, Inc.* .........................         1,396,562
                                                                      ----------
                                                                       5,537,687
                                                                      ----------
                  STEEL (1.5%)
    40,000        Allegheny Teledyne, Inc. ...................         1,052,500
                                                                      ----------
                  TELECOMMUNICATIONS (1.6%)
    33,600        WorldCom, Inc.* ............................         1,128,750
                                                                      ----------

TOTAL INVESTMENTS (identified cost $45,499,397)(a) ......    98.1%   $67,765,897
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............   1.9      1,278,687
                                                            -----    -----------
NET ASSETS  ..............................................  100.0%   $69,044,584
                                                            =====    ===========
-------------------
*    Non-income producing security

(a) The aggregate cost for federal income tax purposes is $45,499,397, the aggregate gross unrealized appreciation is $22,507,652, and the aggregate gross unrealized depreciation is $241,152, resulting in net unrealized appreciation of $22,266,500.


                       See Notes to Financial Statements

                       THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997

ASSETS:
      Investments in securities, at value
       (identified cost $45,499,397) (Note 1) .................      $67,765,897
      Cash ....................................................        1,257,189
      Receivables for:
        Investments sold ......................................          136,093
        Dividends .............................................           32,508
                                                                     -----------
            Total Assets ......................................       69,191,687
                                                                     -----------
LIABILITIES:
      Payables for:
        Capital stock redeemed ................................           57,281
        Investment advisory fee (Note 2) ......................           40,288
        Shareholder servicing/Eligible
         institution fees (Note 2) ............................           15,495
        Administrative fee (Note 2) ...........................            9,297
        Professional fees .....................................           16,100
        Custody fees ..........................................            8,642
                                                                     -----------
            Total Liabilities .................................          147,103
                                                                     -----------
NET ASSETS ....................................................      $69,044,584
                                                                     ===========
Net Assets Consist of:
      Paid-in capital .........................................      $42,625,806
      Accumulated undistributed net investment income .........           18,153
      Accumulated net realized gain on investments ............        4,134,125
      Net unrealized appreciation .............................       22,266,500
                                                                     -----------
Net Assets ....................................................      $69,044,584
                                                                     ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($69,044,584 / 1,309,479 shares) ........................      $     52.73
                                                                     ===========

                       See Notes to Financial Statements

                       THE 59 WALL STREET U.S. EQUITY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1997

INVESTMENT INCOME:
      Income:
        Dividends .............................................    $    872,214
                                                                   ------------
      Expenses:
        Expense payment fee (Note 2) ..........................         389,793
        Investment Advisory fees (Note 2) .....................         154,392
        Administrative fee (Note 2) ...........................          91,737
        Shareholder servicing/Eligible institution
         fees (Note 2) ........................................          59,381
        Directors' fees and expenses (Note 2) .................           1,245
        Custodian fee .........................................          12,771
        Miscellaneous expenses ................................          32,724
        Amortization of organization expenses .................           3,260
                                                                   ------------
            Total Expenses ....................................         745,303
                                                                   ------------
              Fees paid indirectly (Note 3) ...................         (12,771)
                                                                   ------------
              Net expenses ....................................         732,532
                                                                   ------------
            Net Investment Income .............................         139,682
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
        Net realized gain on investments ......................       4,907,031
        Net change in unrealized appreciation on investments ..      10,671,447
                                                                   ------------
            Net Realized and Unrealized Gain ..................      15,578,478
                                                                   ------------
        Net Increase in Net Assets Resulting from Operations ..    $ 15,718,160
                                                                   ============


                       See Notes to Financial Statements

                      THE 59 WALL STREET U. S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                              For the years ended October 31,
                                                             --------------------------------
                                                                   1997              1996
                                                               ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment income ..............................   $    139,682    $    171,797
        Net realized gain on investments ...................      4,907,031       1,528,243
        Net change in unrealized appreciation
         on investments ....................................     10,671,447       5,413,968
                                                               ------------    ------------
            Net increase in net assets resulting
             from operations ...............................     15,718,160       7,114,008
                                                               ------------    ------------

    Dividends and distributions declared (Note 1):
        From net investment income .........................       (173,313)       (199,768)
        In excess of net investment income .................        (60,926)           --
        From net realized gains ............................     (2,197,030)       (781,118)
                                                               ------------    ------------
            Total dividends and distributions declared .....     (2,431,269)       (980,886)
                                                               ------------    ------------

    Capital stock transactions (Note 4):
        Net proceeds from sales of capital stock ...........     14,116,589      20,795,408
        Net asset value of capital stock
         issued to shareholders
           in reinvestment of dividends
            and distributions ..............................      1,586,012         662,852
        Net cost of capital stock redeemed .................    (10,717,604)     (8,818,369)
                                                               ------------    ------------
           Net increase in net assets resulting from capital
             stock transactions ............................      4,984,997      12,639,891
                                                               ------------    ------------

              Total increase in net assets .................     18,271,888      18,773,013

NET ASSETS:
    Beginning of period ....................................     50,772,696      31,999,683
                                                               ------------    ------------
    End of period (including undistributed net investment
         income of $18,153 and $33,631, respectively) ......   $ 69,044,584    $ 50,772,696
                                                               ============    ============


                        See Notes to Financial Statements

                      THE 59 WALL STREET U. S. EQUITY FUND

                              FINANCIAL HIGHLIGHTS
 Selected per share data and ratios for a share outstanding throughout each year


                                                                        For the years ended October 31,
                                                             ----------------------------------------------------
                                                             1997        1996        1995         1994        1993
                                                            ------      ------      ------       ------      ------
Net asset value, beginning of year...................       $42.30      $36.46      $29.84       $28.80      $25.77

Income from investment operations:
  Net investment income..............................         0.21        0.16        0.26         0.26        0.28
  Net realized and unrealized gain ..................        12.22        6.75        7.15         1.05        3.04

Less dividends and distributions (Note 1):
  From net investment income.........................        (0.14)      (0.20)      (0.28)       (0.17)      (0.29)
  In excess of net investment income.................        (0.05)        --           --          --          --
  Net realized gains ................................        (1.81)      (0.87)      (0.51)       (0.10)        --
                                                            ------      ------      ------       ------      ------
Net asset value, end of year.........................       $52.73      $42.30      $36.46       $29.84      $28.80
                                                            ======      ======      ======       ======      ======
Total Return (1) ....................................        30.29%      19.32%      25.50%        4.61%      12.91%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)............      $69,045    $ 50,773    $ 32,000     $ 22,124     $10,992
  Expenses as a percentage of average
    net assets(1):
    Expenses paid by Fund............................         1.20%       1.20%       1.20%        1.20%       1.20%
    Expense offset arrangement.......................         0.02%        n/a         n/a          n/a         n/a
                                                            ------      ------      ------       ------      ------
        Total expenses...............................         1.22%       1.20%       1.20%        1.20%       1.20%

  Ratio of net investment income to average
    net assets ......................................         0.23%       0.40%       0.84%        1.06%       1.07%
  Portfolio turnover rate............................           37%         42%         69%          61%         52%
  Average commission rate paid per share.............      $0.0731     $0.0800     $0.0800          --          --

-------------
(1)  Had the expense payment  agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

     Ratio of expenses to average net assets..........        1.16%       1.21%       1.28%        1.46%       2.09%
     Total return.....................................       30.33%      19.31%      25.42%        4.35%      12.02%

     Furthermore, the ratio of expenses to average net assets for the year ended
     October 31, 1997, 1996 and 1995 reflect fees paid with brokerage commission and fees reduced in connection with specific arrangements. Had these arrangements not been in place, the ratio would have been 1.18%, 1.30% and 1.38%, respectively.


                       See Notes to Financial Statements

                       THE 59 WALL STREET U.S. EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

       1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange;
       (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization and initial public offering of its shares are being amortized on a straight-line basis over a five-year period.

            D. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized capital gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

             E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid semi-annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

                       THE 59 WALL STREET U.S. EQUITY FUND

       2. Transactions with Affiliates.

      Investment Advisory Agreement. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets. For the period from July 1, 1997 through October 31, 1997, the Fund incurred $154,392 for investment advisory services. Fees for investment advisory services prior to July 1, 1997 were paid under the Expense Payment Fee agreement.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1997, the Fund incurred $91,737 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the period from July 1, 1997 through October 31, 1997, the Fund incurred $59,381 for shareholder servicing/eligible institution services. Fees for shareholder servicing/eligible institution services prior to July 1, 1997 were paid under the Expense Payment Fee agreement.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the year ended October 31, 1997, 59 Wall Street Administrators, Inc. incurred approximately $364,722 in expenses, including investment advisory fees of $243,134 and shareholder servicing/eligible institution fees of $93,514, on behalf of the Fund. The Fund's expense payment fee agreement terminated on July 1, 1997.

      3. Investment Transactions. For the year ended October 31, 1997, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $21,882,687 and $19,870,502, respectively. For that same period, the Fund paid brokerage commissions of $21,916 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Fund paid pursuant to the expense payment agreement were reduced by $21,682 as a result of an expense offset arrangement with the Fund's custodian.

       4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:
                                               For the years ended October 31,
                                              --------------------------------
                                                      1997        1996
                                                    --------    --------
    Capital stock sold ..........................    297,331     528,010
    Capital stock issued in connection with
      reinvestment of dividends and distributions     35,562      17,456
    Capital stock repurchased ...................   (223,618)   (222,860)
                                                    --------    --------
    Net increase ................................    109,275     322,606
                                                    ========    ========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street U. S. Equity Fund (a series of The 59 Wall Street Fund, Inc.)

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street U. S. Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street
U. S. Equity Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 12, 1997

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1997.

U.S. Equity Fund

     The U.S. Equity Fund rose 30.29% in the twelve-month period ending October 31, 1997. This performance lagged the total return of the S&P 500 by 181 basis points.

     The major reason for the underperformance was the Fund's general focus on companies of smaller size than those which comprise such a meaningful part of the index. Specifically, the Fund for most of the past twelve months held only seven of the largest twenty-five companies in the S&P 500. Those twenty-five companies, because they amount to roughly one-third of the index's market capitalization, exert a powerful influence over the index. For most of the twelve months, investors have favored the largest companies in the S&P 500. Failure to increase our exposure to these companies damaged our relative performance figures this past year.

                       U.S. Equity Fund Growth of $10,000

 [The following table was represented as a line graph in the printed material]

          DATE                    U.S. Equity Fund*          S&P 500 Index
          ----                     -----------------         -------------
          7/23/92                      $10,000                  $10,000
          7/31/92                      $10,320                  $10,328
          8/31/92                      $10,076                  $10,105
          9/30/92                      $10,284                  $10,236
          10/31/92                     $10,336                  $10,271
          11/30/92                     $10,837                  $10,620
          12/31/92                     $10,747                  $10,750
          1/31/93                      $10,872                  $10,840
          2/28/93                      $10,892                  $10,988
          3/31/93                      $11,055                  $11,220
          4/30/93                      $10,615                  $10,948
          5/31/93                      $10,890                  $11,241
          6/30/93                      $10,974                  $11,273
          7/31/93                      $10,893                  $11,228
          8/31/93                      $11,374                  $11,653
          9/30/93                      $11,326                  $11,564
          10/31/93                     $11,670                  $11,803
          11/30/93                     $11,638                  $11,690
          12/31/93                     $11,859                  $11,832
          1/31/94                      $12,042                  $12,233
          2/28/94                      $11,802                  $11,902
          3/31/94                      $11,297                  $11,384
          4/30/94                      $11,382                  $11,530
          5/31/94                      $11,614                  $11,718
          6/30/94                      $11,496                  $11,431
          7/31/94                      $11,844                  $11,806
          8/31/94                      $12,294                  $12,289
          9/30/94                      $12,109                  $11,989
          10/31/94                     $12,208                  $12,258
          11/30/94                     $11,745                  $11,812
          12/31/94                     $11,939                  $11,987
          1/31/95                      $11,977                  $12,298
          2/28/95                      $12,441                  $12,777
          3/31/95                      $13,044                  $13,153
          4/30/95                      $13,332                  $13,540
          5/31/95                      $13,667                  $14,080
          6/30/95                      $14,039                  $14,407
          7/31/95                      $14,582                  $14,884
          8/31/95                      $14,590                  $14,921
          9/30/95                      $15,044                  $15,551
          10/31/95                     $15,321                  $15,495
          11/30/95                     $16,288                  $16,175
          12/31/95                     $16,524                  $16,486
          1/31/96                      $16,921                  $17,047
          2/29/96                      $17,292                  $17,205
          3/31/96                      $17,331                  $17,371
          4/30/96                      $17,249                  $17,627
          5/31/96                      $17,421                  $18,081
          6/30/96                      $17,286                  $18,150
          7/31/96                      $16,253                  $17,348
          8/31/96                      $16,763                  $17,714
          9/30/96                      $17,964                  $18,710
          10/31/96                     $18,280                  $19,226
          11/29/96                     $19,524                  $20,696
          12/31/96                     $19,106                  $20,286
          1/31/97                      $19,786                  $21,553
          2/28/97                      $19,674                  $21,722
          3/31/97                      $19,101                  $20,831
          4/30/97                      $20,041                  $22,074
          5/30/97                      $21,915                  $23,417
          6/30/97                      $22,660                  $24,465
          7/31/97                      $24,377                  $26,411
          8/31/97                      $23,740                  $24,933
          9/30/97                      $24,576                  $26,297
          10/31/97                     $23,817                  $25,420

              *  net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.